Investments	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Investments
3.	Investments

a)	Teekay LNG – Bahrain LNG Joint Venture

In December 2015, Teekay LNG entered into an agreement with National Oil & Gas Authority (or Nogaholding), Samsung C&T (or Samsung) and Gulf Investment Corporation (or GIC) to form a joint venture, Bahrain LNG W.L.L. (or the Bahrain LNG Joint Venture), for the development of an LNG receiving and regasification terminal in Bahrain. The Bahrain LNG Joint Venture is a joint venture between Nogaholding (30%), Teekay LNG (30%), Samsung (20%) and GIC (20%). The project will include an offshore LNG receiving jetty and breakwater, an adjacent regasification platform, subsea gas pipelines from the platform to shore, an onshore gas receiving facility, and an onshore nitrogen production facility with a total LNG terminal capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing in mid-2018 with a fully-built up cost of approximately $872.0 million, which will be funded by the Bahrain LNG Joint Venture through a combination of equity capital and project-level debt through a consortium of regional and international banks. Teekay LNG will supply a floating storage unit (or FSU) in connection with this project, which will be modified specifically from one of the Teekay LNG’s nine MEGI LNG carrier newbuildings ordered from Daewoo Shipbuilding & Marine Engineering Co. (or DSME), through a twenty year time-charter contract with the Bahrain LNG Joint Venture.

b)	Teekay Tankers – Principal Maritime

In August 2015, Teekay Tankers agreed to acquire 12 modern Suezmax tankers from Principal Maritime Tankers Corporation (or Principal Maritime). As of December 31, 2015, all 12 of the vessels had been delivered for a total purchase price of $661.3 million, consisting of $612.0 million in cash and approximately 7.2 million shares of Teekay Tankers’ Class A common stock with a value of $49.3 million. To finance the cash portion of the acquisition price, Teekay Tankers secured a $397.2 million loan facility maturing January 29, 2016. The loan was fully drawn as of December 31, 2015. In addition, Teekay Tankers has issued approximately 13.6 million shares of its Class A common stock for net proceeds of $90.6 million, including approximately 4.5 million shares which were issued to Teekay Parent. Teekay Tankers financed the remainder of the cash purchase price with existing liquidity.

c)	Teekay Tankers – Ship-to-Ship Transfer Business

In July 2015, Teekay Tankers acquired a ship-to-ship transfer business (or SPT) from a company jointly-owned by Teekay and a Norway-based marine transportation company, I.M. Skaugen SE, for a cash purchase price of $47.3 million (including $1.8 million for working capital). To finance this acquisition, Teekay subscribed for approximately 6.5 million shares of Teekay Tankers’ Class B common stock at a subscription price of approximately $6.99 per share. SPT provides a full suite of ship-to-ship transfer services in the oil, gas and dry bulk industries. In addition to full service lightering and lightering support, it also provides consultancy, terminal management and project development services. This acquisition establishes Teekay Tankers in the ship-to-ship (or STS) transfer business, which is expected to increase Teekay Tankers’ fee-based revenue and its overall fleet utilization. SPT owns and operates a fleet of six STS support vessels.

The acquisition of SPT was accounted for using the acquisition method of accounting, based upon preliminary estimates of fair value.

The following table summarizes the preliminary estimates of fair values of the SPT assets acquired and liabilities assumed by Teekay Tankers on the acquisition date of July 31, 2015. Teekay Tankers is continuing to obtain information to finalize estimated fair value of the SPT assets acquired and liabilities assumed at the acquisition date of July 31, 2015 and expects to complete this process as soon as practicable, but no later than one year from the acquisition date.

As at July 31, 2015 $
ASSETS
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships (Note 6)	30,879

Total assets acquired	52,884

LIABILITIES
Accounts payable	(3,650)
Accrued liabilities	(3,276)

Total liabilities assumed	(6,926)

Net assets acquired (1)	45,958

(1)

Prior to the SPT acquisition date, SPT had in-chartered the SPT Explorer from the Company. $1.4 million of the SPT acquisition purchase price was allocated to the settlement of this pre-existing relationship. Such amount has been accounted for as a reduction to revenue on the SPT acquisition date.

Operating results of SPT are reflected in the Company’s consolidated financial statements commencing July 31, 2015, the effective date of acquisition. Pro forma revenues and net income if the acquisition of SPT had occurred at the beginning of 2013 would not be materially different than actual operating results reported. Teekay Tankers has ascribed value to the customer relationships assumed as part of the acquisition of the STS transfer business. Aggregate amortization expense of intangible assets relating to this acquisition for the year ended December 31, 2015 was $1.3 million, which is included in depreciation and amortization. The Company’s prior 50% interest in SPT was remeasured to its estimated fair value on the acquisition date and the resulting gain of $8.7 million was recognized in equity income in July 2015.

d)	Teekay Offshore – Logitel Offshore Holding AS

In August 2014, Teekay Offshore acquired 100% of the outstanding shares of Logitel Offshore Holding AS (or Logitel). The purchase price for the shares of Logitel consisted of $4.0 million in cash paid at closing and a potential additional cash amount of $27.6 million, subject to reductions of some or all of this potential additional amount if certain performance criteria are not met, primarily relating to the construction of the three UMS ordered from the COSCO (Nantong) Shipyard (or COSCO) in China (see Note 11).

Teekay Offshore committed to acquire three UMS ordered from COSCO for a total cost of approximately $596 million, including estimated site supervision costs and license fees to be paid to Sevan Marine ASA (or Sevan) to allow for use of its cylindrical hull design in these UMS, and $30.0 million from Teekay Offshore’s assumption of Logitel’s obligations under a bond agreement from Sevan. Prior to the acquisition, Logitel secured a three-year fixed-rate charter contract, with Petroleo Brasileiro S.A. (or Petrobras) in Brazil for the first UMS, theArendal Spirit, which delivered in February 2015 and commenced its contract with Petrobras in June 2015. The second UMS is currently in lay-up. During the second quarter of 2015, Teekay Offshore exercised its option to defer the delivery of its second UMS newbuilding by up to one year. During this period, COSCO will maintain and preserve this unit for the account of Teekay Offshore, including Teekay Offshore incurring interest at 5.0% per annum on the unpaid balance of the final yard installment. In August 2014, Teekay Offshore exercised one of its existing six options with COSCO to construct a third UMS. During the second quarter of 2015, Teekay Offshore exercised its option to defer the delivery and all related construction work of its third UMS by 120 days. Teekay Offshore may decide to exercise an option to further defer the delivery of the unit by an additional two years. While Teekay Offshore is pursuing charter contracts for the remaining two UMS newbuildings prior to their respective deferred deliveries in late-2016 and subject to the exercise of a deferred delivery option, mid-2019, it may decide to cancel or further defer delivery of the second UMS, as well as to defer the delivery of or cancel the third UMS.

Teekay Offshore has assumed Logitel’s obligations under a bond agreement from Sevan as part of this acquisition. The bond is non-interest bearing and is repayable in amounts of $10.0 million within six months of delivery of each of the three UMS ordered from COSCO, for a total of $30.0 million, of which $10.0 million has been repaid as of December 31, 2015. If Logitel orders additional UMS with the Sevan cylindrical design, Logitel will be required to pay Sevan up to $11.9 million for each of the next three UMS ordered. If the fourth of six options with COSCO is not exercised by its option expiry date on November 30, 2016, Sevan has a one-time option to receive the remaining two options with COSCO.

The acquisition of Logitel was accounted for using the acquisition method of accounting, based upon finalized estimates of fair value.

The following table summarizes the preliminary and final valuations of the Logitel assets and liabilities on the acquisition date. The estimates of fair values of the Logitel assets acquired and liabilities assumed by Teekay Offshore were finalized during the second quarter of 2015.

(in thousands of U.S. Dollars)	Preliminary Valuation August 11, 2014 $	Adjustments $	Final Valuation August 11, 2014 $
ASSETS
Cash and cash equivalents	8,089	—	8,089
Prepaid expenses	640	—	640
Advances on newbuilding contracts	46,809	(2,239)	44,570
Intangible assets	—	1,000	1,000

Total assets acquired	55,538	(1,239)	54,299

LIABILITIES
Accrued liabilities	4,098	—	4,098
Long-term debt	26,270	1,330	27,600

Total liabilities assumed	30,368	1,330	31,698

Net assets acquired	25,170	(2,569)	22,601

Cash consideration	4,000	—	4,000

Contingent consideration	21,170	(2,569)	18,601

Operating results of Logitel are reflected in the Company’s consolidated financial statements commencing August 11, 2014, the effective date of acquisition. Pro forma revenues and net income if the acquisition of Logitel had occurred at the beginning of 2014 would not be materially different than actual operating results reported.

e)	Teekay LNG – Yamal LNG Joint Venture

In July 2014, Teekay LNG, through a new 50/50 joint venture with China LNG Shipping (Holdings) Limited (or China LNG) (or the Yamal LNG Joint Venture), ordered six internationally-flagged icebreaker LNG carriers for a project located on the Yamal Peninsula in Northern Russia (or the Yamal LNG Project). The Yamal LNG Project is a joint venture between Russia-based Novatek OAO (60%), France-based Total S.A. (20%) and China-based China National Petroleum Corporation (or CNPC) (20%), and will consist of three LNG trains with a total expected capacity of 16.5 million metric tons of LNG per annum and is currently scheduled to start-up in early-2018. The six 172,000-cubic meter ARC7 LNG carrier newbuildings will be constructed by DSME, of South Korea, for a total fully built-up cost of approximately $2.1 billion. The vessels, which will be constructed with maximum 2.1 meter icebreaking capabilities in both the forward and reverse directions, are scheduled to deliver at various times between the first quarter of 2018 and first quarter of 2020. Upon their deliveries, the six LNG carriers will each operate under fixed-rate time-charter contracts with Yamal Trade Pte. Ltd. until December 31, 2045, plus extension options.

As of December 31, 2015, Teekay LNG had advanced $96.9 million to the Yamal LNG Joint Venture to fund newbuilding installments (December 31, 2014 - $95.3 million), representing Teekay LNG’s proportionate share.

f)	Teekay LNG – BG International Limited Joint Venture

In June 2014, Teekay LNG acquired from BG International Limited (or BG) its ownership interests in four 174,000-cubic meter Tri-Fuel Diesel Electric LNG carrier newbuildings, which will be constructed by Hudong-Zhonghua Shipbuilding (Group) Co., Ltd. in China for an estimated total fully built-up cost to the joint venture of approximately $1.0 billion. The vessels upon delivery, which are scheduled between September 2017 and January 2019, will each operate under 20-year fixed-rate time-charter contracts, plus extension options with Methane Services Limited, a wholly-owned subsidiary of BG. As compensation for BG’s ownership interest in these four LNG carrier newbuildings, Teekay LNG assumed BG’s obligation to provide the shipbuilding supervision and crew training services for the four LNG carrier newbuildings up to their delivery date pursuant to a ship construction support agreement. Teekay LNG estimates it will incur approximately $38.7 million of costs to provide these services, of which BG has agreed to pay a fixed amount of $20.3 million. Teekay LNG estimated that the fair value of the service obligation was $33.3 million and the fair value of the amount due from BG was $16.5 million. As at December 31, 2015, the carrying value of the service obligation of $29.7 million (December 31, 2014 – $33.7 million) is included in both the current portion of in-process revenue contracts and in-process revenue contracts and the carrying value of the receivable from BG of $16.5 million (December 31, 2014 – $17.1 million) is included in both accounts receivable and other non-current assets in the Company’s consolidated balance sheet. Through this transaction, Teekay LNG has a 30% ownership interest in two LNG carrier newbuildings and a 20% ownership interest in the remaining two LNG carrier newbuildings (collectively, the BG Joint Venture).

g)	Teekay Offshore – ALP Maritime Services B.V.

In March 2014, Teekay Offshore acquired 100% of the shares of ALP Maritime Services B.V. (or ALP), a Netherlands-based provider of long-distance ocean towage and offshore installation services to the global offshore oil and gas industry. Concurrently with this transaction, Teekay Offshore and ALP entered into an agreement with Niigata Shipbuilding & Repair of Japan for the construction of four state-of-the-art SX-157 Ulstein Design ultra-long-distance towing and offshore installation vessel newbuildings. These vessels will be equipped with dynamic positioning capability and are scheduled for delivery in 2016. Teekay Offshore is committed to acquire these newbuildings for a total cost of approximately $232 million.

Teekay Offshore acquired ALP for a purchase price of $2.6 million, which was paid in cash, and also entered into an arrangement to pay additional compensation to three former shareholders of ALP if certain requirements are satisfied. This contingent compensation consists of $2.4 million, which is payable upon the delivery and employment of ALP’s four newbuildings, which are scheduled throughout 2016, and a further amount of up to $2.6 million, which is payable if ALP’s annual operating results from 2017 to 2021 meet certain targets. Teekay Offshore has the option to pay up to 50% of this compensation through the issuance of common units of Teekay Offshore. Each of the contingent compensation amounts are payable only if the three former shareholders are employed by ALP at the time the performance conditions are met. For the year ended December 31, 2015, compensation cost was $0.7 million and was recorded in general and administrative expenses in the Company’s consolidated statements of income (December 31, 2014 - $0.5 million). Teekay Offshore also incurred a $1.0 million fee to a third party associated with the acquisition of ALP, which has been recognized in general and administrative expenses during 2014.

The acquisition of ALP was accounted for using the purchase method of accounting, based upon finalized estimates of fair value.

The following table summarizes the finalized estimates of fair values of the ALP assets acquired and liabilities assumed by Teekay Offshore on the acquisition date.

(in thousands of U.S. dollars)	As at March 14, 2014 $
ASSETS
Cash and cash equivalents	294
Other current assets	404
Advances on newbuilding contracts	164
Other assets - long-term	395
Goodwill	2,032

Total assets acquired	3,289

LIABILITIES
Current liabilities	387
Other long-term liabilities	286

Total liabilities assumed	673

Net assets acquired	2,616

Consideration	2,616

The goodwill recognized in connection with the ALP acquisition is attributable primarily to the assembled workforce of ALP, including their experience, skills and abilities. Operating results of ALP are reflected in the Company’s consolidated financial statements commencing March 14, 2014, the effective date of the acquisition. On a pro forma basis for the Company for the years ended December 31, 2014 and 2013, there would be no material changes to revenues and net income giving effect to Teekay Offshore’s acquisition of ALP as if it had taken place on January 1, 2014.

h)	Tanker Investments Ltd.

In January 2014, Teekay and Teekay Tankers formed Tanker Investments Ltd. (or TIL), which seeks to opportunistically acquire, operate and sell modern second-hand tankers to benefit from an expected recovery in the tanker market. In connection with TIL’s formation, Teekay and Teekay Tankers received stock purchase warrants entitling them to purchase in the aggregate up to 1.5 million shares of common stock of TIL (see Note 15). The stock purchase warrants are derivative assets for accounting purposes which had an aggregate value of $10.3 million as at December 31, 2015. Teekay also received one Series A-1 preferred share and Teekay Tankers received one Series A-2 preferred share, each of which entitles the holder to elect one board member of TIL. The preferred shares do not give the holder a right to any dividends or distributions of TIL. The Company accounts for its investment in TIL using the equity method. As of December 31, 2015, Teekay and Teekay Tankers ownership interest in TIL totaled 17.62%